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                                                           FOUR EASY WAYS TO VOTE YOUR PROXY
                                                           INTERNET:  Go to WWW.XXXXXXXXXXXXXX.XXX and follow the online directions.
                                                           TELEPHONE: Call 1-800-XXX-XXXX and follow the simple instructions.
AIM INVESTMENT(R) LOGO)                                    MAIL:      Vote, sign, date and return your proxy by mail.
999 999 999 999 99                                         IN PERSON: Vote at the Special Meeting of Shareholders.

ATLANTIC WHITEHALL MID-CAP GROWTH FUND (THE "FUND")        PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD, _________, 2009

The undersigned hereby appoints [_______________, ______________ and ____________], and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on ___________, 2009, at _______________, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS
SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS.

                                                           NOTE:  IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                  PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                           Dated: __________


                                                           --------------------------------------------------
                                                           Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All
                                                           joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.
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PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.         [X]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.

1. Approve an Agreement and Plan of Reorganization under which all of the       FOR   AGAINST   ABSTAIN
assets of Atlantic Whitehall Mid-Cap Growth Fund (the "Fund"), an investment    [ ]     [ ]       [ ]
portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to
AIM Mid Cap Core Equity Fund ("Buying Fund"), an investment portfolio of AIM
Growth Series ("Buyer"). Buying Fund will assume certain specified liabilities of the Fund and Buyer will issue Class Y shares of Buying Fund to shareholders of Institutional Class shares of the Fund.

2. Transact any other business, not currently contemplated, that may properly   FOR   AGAINST   ABSTAIN
come before the Special Meeting, in the discretion of the proxies or their      [ ]     [ ]       [ ]
substitutes.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
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